UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CONFLUENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CONFLUENT, INC. 2024 Annual Meeting Location: The Annual Meeting will be held in virtual format only, live via the Internet. Please visit www.virtualshareholdermeeting.com/CFLT2024 to attend and be sure to have the control number (indicated below) available. Vote by June 11, 2024 11:59 PM ET CONFLUENT, INC. 899 WEST EVELYN AVENUE MOUNTAIN VIEW, CA 94041 V45796-P06259 You invested in CONFLUENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024 at 9:00 a.m., Pacific Time at www.virtualshareholdermeeting.com/CFLT2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2024 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/CFLT2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Voting Items Recommends 1. Election of three Class III directors of Confluent, Inc. named in the Proxy Statement, each to hold office until the 2027 Annual Meeting of Stockholders. Nominees for election: 1a. Lara Caimi For 1b. Jonathan Chadwick For 1c. Neha Narkhede For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm For for the ye ar ending December 31, 2024. 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in the For Proxy Statement. NOTE: Your proxy holder will also vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V45797-P06259